UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2005

LONG BEACH SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of July 1, 2005, providing for the issuance of
Asset-Backed Certificates, Series 2005-WL1)
______________________________________________________
 (Exact name of registrant as specified in its charter)

333-109318
 (Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
(Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 15, 2005, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2005‑WL1, Asset-Backed Certificates, Series 2005‑WL1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the “Depositor”), Long Beach Mortgage Company as master servicer (“Long Beach”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).  The Certificates consist of forty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A1 Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class III-A1 Certificates”, “Class III-A2 Certificates”, “Class III-A3 Certificates”, “Class I/II-M1 Certificates”, “Class I/II-M2 Certificates”, “Class I/II-M3 Certificates”, “Class I/II-M4 Certificates”, “Class I/II-M5 Certificates”, “Class I/II-M6 Certificates”, “Class I/II-M7 Certificates”, “Class I/II-M8 Certificates”, “Class I/II-M9 Certificates”, “Class I/II-M10 Certificates”, “Class III-M1 Certificates”, “Class III-M2 Certificates”, “Class III-M3 Certificates”, “Class III-M4 Certificates”, “Class III-M5 Certificates”, “Class III-M6 Certificates”, “Class III-M7 Certificates”, “Class III-M8 Certificates”, “Class III-M9 Certificates”, “Class I/II-B1 Certificates”, “Class I/II-B2 Certificates”, “Class I/II-B3 Certificates”, “Class I/II-B4 Certificates”, “Class III-B1 Certificates”, “Class III-B2 Certificates”, “Class III-B3 Certificates”, “Class I/II-C Certificates”, “Class III-C Certificates”, “Class I/II-P Certificates”, “Class III-P Certificates”, “Class R Certificates”, “Class R-CX Certificates” and “Class R-PX Certificates”.  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of two pools (the “Mortgage Pool”) of adjustable-rate and fixed-rate residential mortgage loans (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $2,968,758,990.77 as of July 1, 2005 (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 13, 2005, (the “Purchase Agreement”) between Long Beach and the Depositor.  The Depositor, Long Beach, Greenwich Capital Markets, Inc. and WaMu Capital Corp. (together, Greenwich Capital Markets, Inc. and WaMu Capital Corp. are the “Underwriters”), as Underwriters, have entered into an Underwriting Agreement dated as of July 13, 2005 for the purchase of Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, Class II-A4 Certificates, the Class III-A1 Certificates, the Class III-A2 Certificates and the Class III-A3 Certificates, the Class I/II-M1 Certificates, the Class I/II-M2 Certificates, the Class I/II-M3 Certificates, the Class I/II-M4 Certificates, the Class I/II-M5 Certificates, the Class I/II-M6 Certificates, the Class I/II-M7 Certificates, the Class I/II-M8 Certificates, the Class I/II-M9 Certificates, the Class I/II-M10 Certificates, the Class III-M1 Certificates, the Class III-M2 Certificates, the Class III-M3 Certificates, the Class III-M4 Certificates, the Class III-M5 Certificates, the Class III-M6 Certificates, the Class III-M7 Certificates, the Class III-M8 Certificates and the Class III-M9 Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A1	$1,321,781,000.00	Variable
II-A1	$391,000,000.00	Variable
II-A2	$125,200,000.00	Variable
II-A3	$150,850,000.00	Variable
II-A4	$80,801,000.00	Variable
III-A1	$88,800,000.00	Variable
III-A2	$32,380,000.00	Variable
III-A3	$24,330,000.00	Variable
I/II-M1	$147,533,000.00	Variable
I/II-M2	$139,182,000.00	Variable
I/II-M3	$40,363,000.00	Variable
I/II-M4	$65,415,000.00	Variable
I/II-M5	$43,146,000.00	Variable
I/II-M6	$37,579,000.00	Variable
I/II-M7	$41,754,000.00	Variable
I/II-M8	$33,404,000.00	Variable
I/II-M9	$27,836,000.00	Variable
I/II-M10	$19,485,000.00	Variable
III-M1	$11,848,000.00	Variable
III-M2	$3,610,000.00	Variable
III-M3	$6,109,000.00	Variable
III-M4	$2,777,000.00	Variable
III-M5	$2,222,000.00	Variable
III-M6	$1,851,000.00	Variable
III-M7	$1,851,000.00	Variable
III-M8	$1,851,000.00	Variable
III-M9	$1,388,000.00	Variable
I/II-B1	$27,836,000.00	Variable
I/II-B2	$37,579,000.00	Variable
I/II-B3	$26,445,000.00	Variable
I/II-B4	$12,526,000.00	Variable
III-B1	$1,851,000.00	Variable
III-B2	$1,481,000.00	Variable
III-B3	$1,296,000.00	Variable
I/II-C	~$2,783,633,153.29	Variable
III-C	~$185,125,837.48	Variable
I/II-P	$100.00	N/A
III-P	$100.00	N/A
R	100.00%	N/A
R-CX	100.00%	N/A
R-PX	100.00%	N/A

The Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, Class II-A4 Certificates, the Class III-A1 Certificates, the Class III-A2 Certificates and the Class III-A3 Certificates, the Class I/II-M1 Certificates, the Class I/II-M2 Certificates, the Class I/II-M3 Certificates, the Class I/II-M4 Certificates, the Class I/II-M5 Certificates, the Class I/II-M6 Certificates, the Class I/II-M7 Certificates, the Class I/II-M8 Certificates, the Class I/II-M9 Certificates, the Class I/II-M10 Certificates, the Class III-M1 Certificates, the Class III-M2 Certificates, the Class III-M3 Certificates, the Class III-M4 Certificates, the Class III-M5 Certificates, the Class III-M6 Certificates, the Class III-M7 Certificates, the Class III-M8 Certificates and the Class III-M9 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 10, 2004, and the Prospectus Supplement, dated July 13, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class I/II-B1 Certificates, the Class I/II-B2 Certificates, the Class I/II-B3 Certificates, the Class I/II-B4 Certificates, the Class III-B1 Certificates, the Class III-B2 Certificates, the Class III-B3 Certificates, Class I/II-C Certificates, the Class III-C Certificates, the Class I/II-P Certificates, the Class III-P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

                        (a)        Not applicable

                        (b)        Not applicable

                        (c)        Exhibits

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005‑WL1 Certificates.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2005

LONG BEACH SECURITIES CORP.

By:	/s/ James Mark

Name: James Mark
Title: Authorized Officer

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005‑WL1 Certificates.	8

EXHIBIT 4.1

 Electronic copy of Exhibit 4.1 attached to this Form 8-K filing with the U.S. Securities and Exchange Commission